UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Elfun Diversified Fund

Elfun Government Money Market Fund

Elfun Income Fund

Elfun International Equity Fund

Elfun Tax-Exempt Income Fund

Elfun Trusts

SSGA Funds

State Street Institutional Investment Trust

State Street Master Funds

State Street Navigator Securities Lending Trust

State Street Institutional Funds

State Street Variable Insurance Series Funds, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Solicitation Script (Inbound and Outbound)

SSGA Mutual Funds

ELFUN DIVERSIFIED FUND

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN INCOME FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN TRUSTS

SSGA FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL FUNDS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

STATE STREET VARIABLE INSURNACE SERIES, INC.

Meeting Date: December 6, 2024 at 1p.m., ET

Toll Free Number: 855-835-8320

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the SSGA Mutual Funds. My name is <Agent Name>. How may I assist you today?

GENERAL OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am calling on a recorded line on behalf of SSGA Mutual Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled for December 6, 2024. Have you received proxy materials?

NEAR MEETING DATE OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hello Mr./Ms. <Shareholder’s Last Name>. My name is <agent name> and I am calling on a recorded line on behalf of SSGA Mutual Funds to confirm you have received the proxy materials for the special meeting of shareholders scheduled in just a few days on December 6, 2024. Have you received proxy materials?

ADJOURNMENT OUTBOUND GREETING:

Good day, may I please speak with Mr./Ms. <full name as it appears on registration>?

Hi Mr. /Ms. <Shareholder’s Last Name>, my name is <Agent Name> and I am a calling on a recorded line on behalf of your current investment with SSGA Mutual Funds. Due to the lack of shareholder participation, the special Meeting of Shareholders has been adjourned to <date/time>. Have you received proxy materials?

© 2023 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	broadridge.com CONFIDENTIAL INFORMATION

VOTING:

Your board has recommended a vote IN FAVOR of the proposal(s). Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number 855-835-8320, Monday – Friday 9am – 10 pm ET.

Mr./Ms. <Shareholder’s Last Name>, your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:

I can resend the proxy materials to you, or I can review the proposal(s)with you and record your vote immediately by phone. <Pause for response>

AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE:

Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

IF THEY DON’T WANT PROPOSAL(S) REVIEWED:

Do you have an email address this can be sent to? <If yes, enter the email address in the notes and read it back phonetically to the shareholder.>

Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-835-8320, Monday – Friday 9am - 10pm ET.

IF NOT INTERESTED:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today and have a wonderful day/evening.

VOTING (ANY VOTE NEEDED):

Your board has recommended a vote “FOR” the proposals, or you may choose to vote Against or Abstain and help the Trust reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

Information Classification: Limited Access	CONFIDENTIAL INFORMATION | © 2023 2

BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am calling on behalf of SSGA Mutual Funds. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on December 6, 2024.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-835-8320 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE (ONLY ON LANDLINES):

Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of SSGA Mutual Funds. You should have received proxy material electronically or in the mail concerning the special Meeting of Shareholders to be held on December 6, 2024.

Your vote is very important. Please sign, date, and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-835-8320 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM Eastern Time. Voting takes just a few moments. Thank you for your prompt attention to this matter.

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9AM to 10PM Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service for proxy related calls. If you have questions regarding your investment, please contact your investment professional. Thank you.

CC HOURS (EASTERN TIME):

Monday through Friday, 9AM to 10PM

Information Classification: Limited Access	CONFIDENTIAL INFORMATION | © 2023 3

Elfun Diversified Fund Elfun Government Money Market Fund Elfun International Equity Fund Elfun Tax-Exempt Income Fund Elfun Trusts

November 18, 2024

To the Shareholders,

Recently, we sent you proxy material regarding a special meeting of shareholders scheduled for December 6, 2024. According to our records, we have not received your vote. We are urging shareholders to participate by voting as soon as possible.

Voting your shares is fast and easy. Vote using one of the methods below or call 855-835-8320, Monday – Friday 9am – 10pm ET and a proxy specialist will assist you.

This letter is first being sent to shareholders on or about November 18, 2024.

www.proxyvote.com Have your proxy card handy and follow the simple directions to complete the electronic voting instruction form.

Call the number located on your ballot (With a touch-tone phone to vote using an automated system)

OR

Call 855-835-8320 and speak to a live rep (Monday – Friday 9am to 10 pm ET) who can cast your vote over the phone.

With a smartphone Vote by scanning the Quick Response Code or “QR Code” on the enclosed proxy card/voting instruction form.	Vote, sign and date the enclosed ballot and return it in the postage-paid envelope provided so it is received by 5pm on December 5, 2024.

By Order of the Boards of Trustees,

Ann M. Carpenter	Your unique control number can be found on the enclosed ballot in the box marked with an arrow.
President, Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun International Equity Fund, Elfun Tax-Exempt Income Fund, Elfun Trusts

Information Classification: Limited Access	SST 2024